SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

                                (Amendment No. 1)

Check the appropriate box:

X    Preliminary Information Statement

_    Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

_    Definitive Information Statement

                            TREE TOP INDUSTRIES, INC.
                     ---------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X    No fee required.

__   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                            TREE TOP INDUSTRIES, INC.
                 1041 N. FORMOSA AVENUE, PICKFORD BUILDING, #199
                        WEST HOLLYWOOD, CALIFORNIA 90046


                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS


                                DECEMBER 14, 2007


To The Shareholders of Tree Top Industries, Inc.

         David Reichman, Michael Valle, Frank Benintendo, and Don Gilbert (collectively, the "Majority Shareholders") were entitled to vote of a total of 68,718,245 shares or approximately 96% of the total issued and outstanding stock of Tree Top Industries, Inc., a Nevada corporation (the "Company") as of November 28, 2007. The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada.

1. Authorize the officers and directors of the Company to cause the Company to amend its Certificate of Incorporation in order to authorize 50,000 shares of preferred stock, par value $0.0001 per share, and to increase the number of authorized shares of common stock from 75,000,000, par value $0.001, to 350,000,000, par value $0.0001.

2. Ratify the adoption of the 2007 Omnibus Stock and Incentive Plan for the Company.


              David Reichman, Chief Executive Officer and President

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                            TREE TOP INDUSTRIES, INC.
                 1041 N. FORMOSA AVENUE, PICKFORD BUILDING, #199
                        WEST HOLLYWOOD, CALIFORNIA 90046

                                DECEMBER 14, 2007

                               SHAREHOLDERS ACTION

         The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about November 20, 2007, to be effective upon the satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of November 28, 2007, the Majority Shareholders were entitled to vote of record 68,718,245 shares of the Company's common stock, par value $0.001 per share, or approximately 96% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by approximately 725 other shareholders.

         The Majority Shareholders consist of David Reichman, the Chairman, Chief Executive Officer and President of the Company, Michael Valle, a director of the Company, Frank Benintendo, a director of the Company, and Don Gilbert, a director of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."


         Holders of the common stock of record as of November 28, 2007 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by January 30, 2008 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total of 71,578,400 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.


                        THE COMPANY AND THE TRANSACTIONS

PROPOSED SHAREHOLDER ACTIONS

         The Company has its executive offices at 1041 N. Formosa Avenue, Pickford Building, #199, West Hollywood, California 90046, and its telephone number is (323) 850-2458. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Certificate of Incorporation (the "Amendment") in order to, among other things, (i) authorize 50,000 shares of preferred stock, par value $0.0001 per share and (ii) increase the number of authorized shares of common stock from 75,000,000, par value $0.001, to 350,000,000, par value $0.0001. The Company also proposes to ratify the adoption of the 2007 Omnibus Stock and Incentive Plan for the Company.

         AMENDMENT TO CERTIFICATE OF INCORPORATION. The Board of Directors of the Company voted unanimously to implement the Amendment. The Board of Directors believes that the implementation of the Amendment is necessary to have additional shares available for issuance to enable the Company to further capitalize and grow. The Company is not expected to experience a material tax consequence as a result of amending the Company's Certificate of Incorporation. The Board of Directors, however, has the authority, without the consent of any of the Company's shareholders, to issue additional shares of its common stock and shares of its preferred stock, and to determine the rights, preferences and privileges of such stock. The Board of Directors may issue such additional shares in order to raise capital or to frustrate a third-party transaction by, for example, diluting the stock ownership of persons seeking to obtain control of the Company. Consequently, authorizing preferred stock and increasing the number of authorized shares of the Company's common stock may subject the Company's existing shareholders to future dilution of their ownership in the Company and have anti-takeover effects. Currently, the Company has no plans, proposals, or arrangements for the issuance of the shares that result from the authorization of preferred stock and the increase in authorized shares of common stock, other than the issuance of shares pursuant to the exercise of authorized stock options under the Company's 2007 Omnibus Stock and Incentive Plan.


         2007 OMNIBUS STOCK AND INCENTIVE PLAN. The Board of Directors of the Company voted unanimously to adopt the 2007 Omnibus Stock and Incentive Plan (the "2007 Plan"). The Board of Directors believes that the adoption of the 2007 Plan will be critical to attracting, retaining, and motivating employees and other eligible persons of the Company.

         Below is a summary of the principal provisions of the 2007 Plan. The summary is not necessarily complete, and reference is made to the full text of the 2007 Plan attached as an Exhibit to this Information Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the 2007 Plan.

         TYPES OF AWARDS. The 2007 Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

                  STOCK OPTIONS. Stock options granted under the 2007 Plan may be either incentive stock options ("ISOs"), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("NSOs"), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

                  RESTRICTED STOCK. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock's fair market value or issuance price if the restricted stock was originally purchased by the grantee. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

                  RESTRICTED STOCK UNITS. A restricted stock unit entitles the grantee to receive common stock, or cash (or other property) based on the value of common stock, after a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited.

                  STOCK APPRECIATION RIGHTS. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the 2007 Plan, all stock appreciation rights must be settled in common stock except as provided by the Compensation Committee. Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service.

                  OTHER EQUITY-BASED AWARDS. The 2007 Plan also authorizes the Compensation Committee to grant other types of equity-based compensation. For example, the Compensation Committee may grant shares of common stock upon the achievement of Performance Objectives (as below defined).

         ADMINISTRATION. The 2007 Plan will be administered by the Compensation Committee. The Compensation Committee will at all times be composed of two or more members of the Board of Directors who are not our employees or consultants. The 2007 Plan gives the Compensation Committee discretion to make awards under the 2007 Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the 2007 Plan), and to make other determinations and take other actions consistent with the terms and purposes of the 2007 Plan. The Compensation Committee may delegate to one or more of our executive officers the authority to select individuals (other than executive officers) to receive awards under the 2007 Plan and to determine the amount and types of awards granted to individuals who are selected.

         ELIGIBILITY. Any employee or director of, or consultant for, the Company or any of its subsidiaries or other affiliates will be eligible to receive awards under the 2007 Plan.

         SHARES AVAILABLE FOR AWARDS. 6,000,000 shares of common stock will be reserved for awards under the 2007 Plan. In addition, on each anniversary of the 2007 Plan's effective date on or before the fifth anniversary of the closing of this offering, the aggregate number of shares of our common stock available for issuance under the 2007 Plan will be increased by the lesser of (a) 5% of the total number of shares of our common stock outstanding as of the December 31 immediately preceding the anniversary, (b) 500,000 shares, or (c) a lesser number of shares of our common stock that our board, in its sole discretion, determines. In general, shares reserved for awards that lapse or are canceled will be added back to the pool of shares available for awards under the 2007 Plan. Awards other than stock options, stock appreciation rights, and restricted stock may be settled in media other than common stock, such as cash. In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 2,500,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit. The 2007 Plan authorizes the Compensation Committee to adjust the limit on the number of shares available for awards (up or down) in response to changes in the number of outstanding shares of common stock, such as dividends payable in stock, stock splits, combinations, and reclassifications. Also, in response to certain extraordinary events (such as extraordinary dividends or a merger or spinoff), the Compensation Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

         VESTING AND PERFORMANCE OBJECTIVES. Awards under the 2007 Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Compensation Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of "Performance
Objectives" (as described below), or a combination of both. The Compensation Committee also has authority to provide for accelerated vesting upon occurrence of an event such as a change in control. Performance Objectives selected by the Compensation Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit;

return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles subject to modifications approved by the Compensation Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

         NO REPRICING. The 2007 Plan specifically prohibits the Compensation Committee from repricing any stock options or stock appreciation rights.

         NONTRANSFERABILITY. In general, awards under the 2007 Plan may not be assigned or transferred except by will or the laws of descent and distribution. However, the Compensation Committee may allow the transfer of NSOs to members of a 2007 Plan participant's immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant's immediate family.

         AMENDMENT AND TERMINATION. The Board of Directors or the Compensation Committee may amend, alter, suspend, or terminate the 2007 Plan at any time. If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval. Amendments, alterations, suspensions, and termination of the 2007 Plan generally may not impair a participant's (or a beneficiary's) rights under an outstanding award. However, rights may be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

         DURATION. Unless it is terminated sooner, the 2007 Plan will terminate upon the earlier of September 30, 2017 or the date all shares available for issuance under the 2007 Plan have been issued and vested.


         The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the 2007 Plan through December 12, 2007.

-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
       Name                 Title          Number of Options    Exercise Price        Vesting       Expiration Date
                                                Granted                              Schedule
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
David Reichman       Chief Executive           1,200,000             $0.55        50,000: 10/1/07   October 1, 2012
                     Officer and                                                  50,000: 11/1/07
                     President                                                    50,000: 12/1/07
                                                                                  50,000: 01/1/08
                                                                                  50,000: 02/1/08
                                                                                  50,000: 03/1/08
                                                                                  50,000: 04/1/08
                                                                                  50,000: 05/1/08
                                                                                  50,000: 06/1/08
                                                                                  50,000: 07/1/08
                                                                                  50,000: 08/1/08
                                                                                  50,000: 09/1/08
                                                                                  50,000: 10/1/08
                                                                                  50,000: 11/1/08
                                                                                  50,000: 12/1/08
                                                                                  50,000: 01/1/09

                                      -4-

                                                                                  50,000: 02/1/09
                                                                                  50,000: 03/1/09
                                                                                  50,000: 04/1/09
                                                                                  50,000: 05/1/09
                                                                                  50,000: 06/1/09
                                                                                  50,000: 07/1/09
                                                                                  50,000: 08/1/09
                                                                                  50,000: 09/1/09
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------

David Reichman       Chief Executive            250,000              $4.50        10,417: 01/1/08   December 6, 2017
                     Officer and                                                  10,417: 02/1/08
                     President                                                    10,417: 03/1/08
                                                                                  10,417: 04/1/08
                                                                                  10,417: 05/1/08
                                                                                  10,417: 06/1/08
                                                                                  10,417: 07/1/08
                                                                                  10,417: 08/1/08
                                                                                  10,417: 09/1/08
                                                                                  10,417: 10/1/08
                                                                                  10,417: 11/1/08
                                                                                  10,417: 12/1/08
                                                                                  10,417: 01/1/09
                                                                                  10,417: 02/1/09
                                                                                  10,417: 03/1/09
                                                                                  10,417: 04/1/09
                                                                                  10,417: 05/1/09
                                                                                  10,417: 06/1/09
                                                                                  10,417: 07/1/09
                                                                                  10,417: 08/1/09
                                                                                  10,417: 09/1/09
                                                                                  10,417: 10/1/09
                                                                                  10,417: 11/1/09
                                                                                  10,409: 12/1/09
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
Michael Valle        Director                   250,000              $4.50        10,417: 01/1/08   December 6, 2017
                                                                                  10,417: 02/1/08
                                                                                  10,417: 03/1/08
                                                                                  10,417: 04/1/08
                                                                                  10,417: 05/1/08
                                                                                  10,417: 06/1/08
                                                                                  10,417: 07/1/08
                                                                                  10,417: 08/1/08
                                                                                  10,417: 09/1/08
                                                                                  10,417: 10/1/08
                                                                                  10,417: 11/1/08
                                                                                  10,417: 12/1/08
                                                                                  10,417: 01/1/09
                                                                                  10,417: 02/1/09
                                                                                  10,417: 03/1/09
                                                                                  10,417: 04/1/09
                                                                                  10,417: 05/1/09
                                                                                  10,417: 06/1/09
                                                                                  10,417: 07/1/09
                                                                                  10,417: 08/1/09
                                                                                  10,417: 09/1/09
                                                                                  10,417: 10/1/09
                                                                                  10,417: 11/1/09
                                                                                  10,409: 12/1/09
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------

                                      -5-

-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
Frank Benintendo     Director                   250,000              $4.50        10,417: 01/1/08   December 6, 2017
                                                                                  10,417: 02/1/08
                                                                                  10,417: 03/1/08
                                                                                  10,417: 04/1/08
                                                                                  10,417: 05/1/08
                                                                                  10,417: 06/1/08
                                                                                  10,417: 07/1/08
                                                                                  10,417: 08/1/08
                                                                                  10,417: 09/1/08
                                                                                  10,417: 10/1/08
                                                                                  10,417: 11/1/08
                                                                                  10,417: 12/1/08
                                                                                  10,417: 01/1/09
                                                                                  10,417: 02/1/09
                                                                                  10,417: 03/1/09
                                                                                  10,417: 04/1/09
                                                                                  10,417: 05/1/09
                                                                                  10,417: 06/1/09
                                                                                  10,417: 07/1/09
                                                                                  10,417: 08/1/09
                                                                                  10,417: 09/1/09
                                                                                  10,417: 10/1/09
                                                                                  10,417: 11/1/09
                                                                                  10,409: 12/1/09
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------
Don Gilbert          Director                   250,000              $4.50        10,417: 01/1/08   December 6, 2017
                                                                                  10,417: 02/1/08
                                                                                  10,417: 03/1/08
                                                                                  10,417: 04/1/08
                                                                                  10,417: 05/1/08
                                                                                  10,417: 06/1/08
                                                                                  10,417: 07/1/08
                                                                                  10,417: 08/1/08
                                                                                  10,417: 09/1/08
                                                                                  10,417: 10/1/08
                                                                                  10,417: 11/1/08
                                                                                  10,417: 12/1/08
                                                                                  10,417: 01/1/09
                                                                                  10,417: 02/1/09
                                                                                  10,417: 03/1/09
                                                                                  10,417: 04/1/09
                                                                                  10,417: 05/1/09
                                                                                  10,417: 06/1/09
                                                                                  10,417: 07/1/09
                                                                                  10,417: 08/1/09
                                                                                  10,417: 09/1/09
                                                                                  10,417: 10/1/09
                                                                                  10,417: 11/1/09
                                                                                  10,409: 12/1/09
-------------------- --------------------- ------------------- ------------------ ---------------- -------------------

         No additional grants of awards are contemplated to be made under the 2007 Plan concurrent with approval of the 2007 Plan.

ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2006, as well as the Company's Form 10-QSB for the quarters ending March 31, 2007, June 30, 2007, and September 30, 2007 are available upon request to: David Reichman, Chief Executive Officer, Tree Top Industries, Inc., 1041 N. Formosa Avenue, Pickford Building, #199, West Hollywood, California 90046.


   SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 1, 2007, by
(i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and (iv) each person who beneficially owns more than five percent of the Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of November 1, 2007 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 71,578,400 outstanding shares of common stock. Except as otherwise listed below, the address of each person is c/o Tree Top Industries, Inc., 1041 N. Formosa Avenue, Pickford Building, #199, West Hollywood, California 90046. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

     NAME AND TITLE                         NUMBER OF SHARES          PERCENTAGE
    OF BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)       OWNERSHIP
    -------------------------             ---------------------       ----------
    David Reichman                          68,768,245(2)               96.1%
    Chairman, President, and
    Chief Executive Officer

    Michael Valle                           40,000                      *
    Director

    Frank Benintendo                        40,000                      *
    Director

    Don Gilbert                             20,000                      *
    Director

    Directors and executive officers        68,868,245                  96.3%
    as a group (4 persons)

-----------------------

     * Indicates beneficial ownership of less than one percent.

(1) Unless otherwise indicated and subject to applicable community property laws, to the Company's knowledge each stockholder named in the table possesses sole voting and investment power with respect to all shares of Common Stock, except for those owned jointly with that person's spouse.


(2) Includes 150,000 shares of common stock which may be purchased pursuant to stock options that are exercisable within 60 days of November 1, 2007. Includes 68,000,000 shares of common stock owned by 20 other shareholders (Joe Davis, Wendy L. Davis, Justine Reichman, L.G. Davis, James Black, Trisha K. Woods, Jeff Frost, Wendy L. Davis, Custodian for S.M. Davis, Wendy L. Davis, Custodian for H.D. Davis, Wendy L. Davis, Custodian for Clive Davis, Wendy L. Davis, Custodian for C.B. Davis, M.R. Davis, Steven M. Hoefflin Trust, Paul Brownstein Trust, Russ Regan & Kent Jacobs, David Alvarado, Elijah Black, Jr., Heaven L. Needham, Rudy Durand, and Steven Hoefflin) over which Mr. Reichman has voting power for a period of two years from November 1, 2007 for all matters. Does not include 2,550,000 shares of common stock issued to Mr. Reichman in December 2007 for services rendered, or 250,000 stock options granted to Mr. Reichman in December 2007 under the Company's 2007 Plan.



                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

         None of the Company's executive officers received any compensation for their respective services rendered to the Company during the year ended December 31, 2006.

EMPLOYMENT AGREEMENTS

         On November 5, 2007, the Company entered into an Employment Agreement with its Chief Executive Officer and President, David Reichman, effective October 1, 2007 (the "Agreement"). The Agreement has a term of two years, commencing October 1, 2007 and expiring on September 30, 2009. Mr. Reichman's annual salary is $250,000 and he has an automobile allowance of $2,500 per month. In connection with the Agreement, Mr. Reichman was granted 1,200,000 options to purchase 1,200,000 shares of the Company's common stock, vesting 1/24 on October 1, 2007 and 1/24 on the first day of each subsequent month over a 23 month period. The exercise price is $0.55 per share and the exercise period is five years from the date of grant. The stock options were granted under the Company's 2007 Plan.

OUTSTANDING EQUITY AWARDS

         As of December 31, 2006, the Company had no outstanding equity awards.

EMPLOYEE BENEFIT PLANS

         On or about October 19, 2007, the Board of Directors of the Company adopted the 2007 Omnibus Stock and Incentive Plan for directors, officers, employees, and consultants to the Company. See "THE COMPANY AND THE TRANSACTIONS
- Proposed Shareholder Actions - 2007 Omnibus Stock and Incentive Plan" for a summary of the principal provisions of the 2007 Plan.

DIRECTOR COMPENSATION

         None of the Company's directors received any compensation for their respective services rendered to the Company during the year ended December 31, 2006.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO DAVID REICHMAN, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT TREE TOP INDUSTRIES, INC., 1041 N. Formosa Avenue, Pickford Building, #199, West Hollywood, California 90046, telephone
(323) 850-2458, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                   AMENDMENT TO CERTIFICATE OF INCORPORATION*













                *AVAILABLE AS AN EXHIBIT TO REPORT ON FORM 8-K,
                     DATED NOVEMBER 1, 2007 AT WWW.SEC.GOV.

                                    EXHIBIT B
                     2007 OMNIBUS STOCK AND INCENTIVE PLAN*


















                 *AVAILABLE AS AN EXHIBIT TO REPORT ON FORM 8-K,
                     DATED NOVEMBER 1, 2007 AT WWW.SEC.GOV